EXHIBIT  99.1
                        C.E.O.  &  C.F.O.  CERTIFICATION

CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                   906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


       In connection with the Annual Report of Island Investments, Inc. (the "Company") on Form 10-KSBfor the period ending May 31, 2005 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), we, Graham J. Bristow and Bob Bratadjaya, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

The foregoing certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

     /s/  Graham  Bristow
     --------------------
     Chief  Executive  Officer

     /s/  Bob  Bratadjaya
     --------------------
     Chief  Financial  Officer


Dated:  February  4,  2006